UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2006

Electronics For Imaging, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Velocity Way, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-357-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 15, 2006, the Compensation Committee of the Board of Directors (the "Board") of Electronics for Imaging, Inc. (the "Company") approved annual base salary and equity awards of (i) options to purchase common stock under the 2004 Equity Incentive Plan and (ii) performance-based restricted common stock under the 2004 Equity Incentive Plan for the following executive officers: Guy Gecht, the Company's Chief Executive Officer, Fred Rosenzweig, the Company's President, Joseph Cutts, the Company's current Chief Financial Officer and Chief Operating Officer and John Ritchie, the Company's Chief Financial Officer as of April 1, 2006. The Compensation Committee also approved equity awards of (i) options to purchase common stock under the 2004 Equity Incentive Plan and (ii) performance-based restricted common stock under the 2004 Equity Incentive Plan for each of the non-employee directors of the Company.

The Compensation Committee made the following approvals:

1. Guy Gecht was granted an option to purchase 108,333 shares of common stock, Fred Rosenzweig was granted an option to purchase 83,333 shares of common stock, and Joseph Cutts was granted an option to purchase 50,000 shares of common. Each stock option has an exercise price of $26.90 per share, representing the closing price of the Company's common stock on the Nasdaq Stock Market on the date of grant. Each option to the executive officers above will become exercisable with respect to twenty-five percent (25%) of the shares on March 15, 2007, and thereafter with respect to an additional two and one-half percent (2.5%) of the shares each month thereafter, with full vesting in 42 months.

2. Guy Gecht was granted a performance-based restricted stock award of 72,222 shares of common stock, Fred Rosenzweig was granted a performance-based restricted stock award of 55,555 shares of common stock, Joseph Cutts was granted a performance-based restricted stock award of 33,333 shares of common stock and John Ritchie was granted a performance-based restricted stock award of 16,000 shares of common stock. The restricted stock awards are subject to repurchase, which lapses upon the achievement by the Company of financial targets specified by the Board each fiscal year during the vesting term. The repurchase rights terminate in four yearly installments upon the accomplishment of the financial targets set each fiscal year. If the Company does not achieve the financial targets specified by the Board each fiscal year, then the restrictions on vesting will remain in place until the financial targets or plans have been met. To the extent vesting has been deferred because the Company had not yet met the financial targets for such fiscal year, upon the achievement of such financial targets, the shares will vest as if the Company had achieved the financial targets since the 2006 fiscal year. However, the repurchase rights terminate in any event on March 15, 2013.

3. Mr. Ritchie was granted an additional performance-based restricted stock award of 1,000 shares of common stock. The restricted stock award is subject to repurchase, which lapses upon the achievement by the Company of financial targets specified by the Board each fiscal year during the vesting term. The repurchase rights terminate fully upon the accomplishment of the financial targets set each fiscal year. If the Company does not achieve the financial targets or plans specified by the Board each fiscal year, then the restrictions on vesting will remain in place until the financial targets have been met. However, the repurchase rights terminate in any event on March 15, 2013.

4. Guy Gecht, Fred Rosenzweig, Joseph Cutts and John Ritchie received additional shares of performance-based restricted common stock in lieu of cash portions of their respective bonuses for the 2006 plan year. Mr. Gecht will receive 50% of his bonus in 11,654 shares of restricted common stock. Fred Rosenzweig will receive 50% of his bonus in 9,384 shares of restricted common stock. Joseph Cutts will receive 50% of his bonus in 5,009 shares of restricted common stock. John Ritchie will receive 35% of his bonus in 1,517 shares of restricted common stock. The restricted stock awards are subject to repurchase, which lapses upon the achievement by the Company of financial targets specified by the Board for the 2006 fiscal year. If the Company does not achieve the financial targets, then the shares will be forfeited.

5. The annual base salary and bonus targets of Guy Gecht, Fred Rosenzweig and Joseph Cutts did not change. Mr. Gecht's base salary remained unchanged at $570,000 per year and his bonus target remained at 100% of his annual base salary. Mr. Rosenzweig's base salary remained unchanged at $510,000 per year and his bonus target remained unchanged at 90% of his annual base salary. Mr. Cutts' base salary remained unchanged at $350,000 per year and his bonus target remained unchanged at 70% of his annual base salary. As of April 1, 2006, John Ritchie will receive an annual base salary of $265,000 per year. Mr. Ritchie's bonus target will be 40% of his annual base salary.

6. Each non-employee director was granted an option to purchase 25,000 shares of common stock of the Company. Each option will become exercisable with respect to twenty-five percent (25%) of the shares on March 15, 2007, and thereafter with respect to an additional two and one-half percent (2.5%) of the shares each month thereafter, with full vesting in 42 months.

7. Each non-employee director was granted a performance-based restricted stock award of 6,000 shares of Common Stock. The restricted stock awards are subject to repurchase, which lapses upon the achievement by the Company of financial targets or plans specified by the Board each fiscal year during the vesting term. The repurchase rights terminate in four yearly installments upon the accomplishment of financial targets set each fiscal year. If the Company does not achieve the financial targets specified by the Board each fiscal year, then the restrictions on vesting will remain in place until the financial targets have been met. To the extent vesting has been deferred because the Company had not yet met the financial targets for such fiscal year, upon the achievement of such financial targets, the shares will vest as if the Company had achieved the financial targets or plans since the 2006 fiscal year. However, the repurchase rights terminate in any event on March 15, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

March 21, 2006	By:	/s/ Joseph Cutts

Name: Joseph Cutts
Title: Chief Financial Officer and Chief Operating Officer